EXHIBIT 10.12

Employment Contract

Party A (employer)

Name: Qianhai Acoustics Conculting Management(Shenzhen) Co., Ltd.

Address: 13th Floor, Building B1, Wisdom Plaza, Qiaoxiang Road, Nanshan District, Shenzhen, Guangdong Province, China

Legal representative: Yusheng Huang

Contact person: Zhenlei Liang

Contact number: 0755-86961406

Party B (employee)

Name: Demin He

Gender: Male

National identification number or passport number: National identification number: 430581198903016516

Permanent residence address: Community 7, Wanfu Village, Choushutang Town, Wugang, Hunan Province, China

Current address: Room 706, Building 33, Andongxin Community, Xinan Street, Baoan District, Shenzhen, Guangdong Province, China

Contact number: 13713978687

Party A and Party B agree to sign this contract

1.	Both parties agree and determine the term of the contract according to type 1

(i). Fixed term: From June 22, 2020 to June 21, 2021.

(ii). Indefinite term: From ______________/________________________.

(iii). To complete a certain work task as a deadline: from______/__to __/_________.

(iv). Probation term ____2____months

2.	Working content of Party B: Chief Financial Officer .

Working place: Shenzhen.

3.	Party B shall have statutory holidays, marriage leave, maternity leave, bereavement leave, etc. according to law.

Party A and Party B agree to determine Party B’s working hours in the 1st way below.

(1)	Standard working hours: 8 hours per day, maximum working hours: 40 hours per week.

(2)	After the approval of the human resources protection (labor) department, the implementation of the irregular work system.

(3)	Approved by the Human Resources Guarantee (Labor) Department to implement a comprehensive calculation of working hours

4.	Party A shall pay monthly wages before the tenth day of a month.

Party A, in consultation with Party B, agrees to pay Party B’s salary in the 1st way below.

(1)	The monthly salary of Party B’s normal work is RMB7,700 Yuan; and the performance salary is RMB3,300 yuan; perfect attendant award is RMB100 yuan;

During the probation period, the monthly salary of normal work is __RMB7,000_ yuan; nd the performance salary is _RMB3,000 yuan; perfect attendant award is _RMB100 yuan;

(2)	The two parties agreed to determine Party B’s salary by ___/___.

5.	Both Party A and Party B pay social insurance premiums in accordance with relevant regulations and pay housing provident fund

6.	Labor Protection, Working Condition and Occupational Hazard Protecting

Party A shall provide labor and work sites that meet the national labor health standards in accordance with relevant national and local labor protection regulations, and effectively protect Party B’s safety and health in production. If Party B may cause occupational disease hazards during work, Party A shall truthfully inform Party B and protect Party B’s health and its rights and interests in accordance with the provisions of the Law on Prevention and Control of Occupational Diseases.

7.	Other matters that both parties agree to need to agree:

Performance pay and full attendance awards are executed according to the company’s compensation system.

8	This contract is made in two copies, each party holds one copy and it has the same legal effect.

Party A : (seal) Qianhai Acoustics Conculting Management(Shenzhen) Co., Ltd.

Legal Representative: (Signature) Yusheng Huang

Main in-charge: Yusheng Huang

Date: June 22, 2020

Party B: (signature) Demin He

Date: June 22, 2020